UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 5, 2026

(Earliest Event Date requiring this Report: August 1, 2026)

CAPSTONE COMPANIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	000-28831	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Number 144-V, 10 Fairway Drive Suite 100
Deerfield Beach, Florida 33441
(Address of principal executive offices)

(954) 570-8889, ext. 313
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of Class of Securities.	Trading Symbol(s).	Name of exchange on which registered
N/A	N/A	N/A

The Registrant’s Common Stock is quoted on the OTCQB Venture Market of the OTC Markets Group, Inc. under the trading symbol “CAPC”.

Item 1.01 Entry into a Material Definitive Agreement.

Letter of Intent. On August 1, 2026, Capstone Companies, Inc. (OTCQB: CAPC) (“Company”) received an emailed, signed letter from the chief executive officer of eBliss Global, Inc., a private Delaware corporation, (“eBliss”) terminating the Letter of Intent between the Company and eBliss, which Letter of Intent was initially effective May 14, 2026 and was amended by Amendment Number One to the Letter of Intent, effective July 8, 2026 (as amended, the “Letter of Intent”). The Company and eBliss did not reach or enter into an agreement for any transactions contemplated in the Letter of Intent. Under Section 6(b) of the Letter of Intent, the notice of termination is effective upon thirty five days prior written notice. The termination of the Letter of Intent does not terminate the Mutual Non-Disclosure Agreement, dated November 17, 2025, between the Company and eBliss, or terminate the Unsecured Promissory Note, dated March 3, 2026, issued to eBliss by the Company.

During the due diligence period under the Letter of Intent and as of August 1, 2026, the Company does not believe that the due diligence process had progressed to the point where the Company could complete its evaluation of whether any transaction would be in the best interests of the Company and its public shareholders. The Company and eBliss had previously agreed to extend the exclusivity and due diligence period under the amendment to the Letter of Intent in order to allow additional time for the completion and review of requested diligence materials.

Ongoing Business Development Efforts. Upon the termination of the Letter of Intent, the Company intends to aggressively continue its efforts to develop a new business line.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By:	/s/ Stewart Wallach
Stewart Wallach, Chairman of the Board of Directors

Date: August 5, 2026